                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                           American HomePatient, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                                          62-1474680
---------------------------------                    ---------------------------
  (State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                       Identification Number)

            5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                           American HomePatient, Inc.
                       1991 Nonqualified Stock Option Plan
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                             (Full Name of the Plan)

   Edward K. Wissing, 5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (615) 221-8884
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          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE


------------------------------------------------------------------------------------------------------------------------
                                                            Proposed             Proposed Maximum            Amount of
   Title of Securities          Amount to be            Maximum Offering        Aggregate Offering         Registration
     to be Registered          Registered (1)          Price Per Share (2)          Price (2)                   Fee
     ----------------          --------------          -------------------         -----------                 ----
Common Stock                   300,000 shares                $16.81                $5,043,000.00              $1,488.00
$.01 par value
------------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminable number of additional shares that may become issuable pursuant to the stock option plan described herein pursuant to the antidilution adjustment provisions of the plan.

(2) Pursuant to Rule 457, the offering price is calculated on the basis of the average of the high and low prices for the Common Stock on the NASDAQ National Market System on June 1, 1998.

                         EXHIBIT INDEX BEGINS ON PAGE 4

         The purpose of this Registration Statement is to register 300,000 additional shares of American HomePatient, Inc. Common Stock authorized for issuance by amendment to the Company's 1991 Nonqualified Stock Option Plan (the "Plan") as approved by the Board of Directors on March 20, 1998. The Registrant's registration statement on Form S-8 relating to 500,000 shares of Common Stock (file number 33-64292), as filed with the Securities and Exchange Commission on June 9, 1993, is hereby incorporated by reference in its entirety and is modified only in respect to the number of shares of Common Stock reserved for issuance under the Plan, which is now 3,500,000 shares.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Brentwood, State of Tennessee, on May 28, 1998.

AMERICAN HOMEPATIENT, INC.


By:  /s/ Edward K. Wissing
     --------------------------------
     Edward K. Wissing President
     and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


/s/ Edward  K. Wissing                                                        May 28, 1998
--------------------------------------------------------                  ---------------------
Edward K. Wissing                                                                 Date
President, Chief Executive Officer
   and Director (Principal Executive Officer)


/s/ Allan C. Silber                                                           May 28, 1998
--------------------------------------------------------                  ---------------------
Allan C. Silber                                                                   Date
Chairman of the Board


/s/ Mary Ellen Rodgers                                                        May 13, 1998
--------------------------------------------------------                  ---------------------
Mary Ellen Rodgers                                                                Date
Senior Vice President of Finance,
Chief Financial/Accounting Officer and Secretary
(Principal Financial and Accounting Officer)


/s/ Henry T. Blackstock                                                       May 28, 1998
--------------------------------------------------------                  ---------------------
Henry T. Blackstock                                                               Date
Director


/s/ Morris A. Perlis                                                          May 28, 1998
--------------------------------------------------------                  ---------------------
Morris A. Perlis                                                                  Date
Director

/s/ Joseph F. Furlong III                                                     May 28, 1998
--------------------------------------------------------                  ---------------------
Joseph F. Furlong III                                                             Date
Director


/s/ Thomas A. Dattilo                                                         May 28, 1998
--------------------------------------------------------                  ---------------------
Thomas A. Dattilo                                                                 Date
Director

/s/ Edward Sonshine, Q.C.                                                     May 12, 1998
--------------------------------------------------------                  ---------------------
Edward Sonshine, Q.C.                                                             Date
Director

/s/ Mark Manner                                                               May 28, 1998
--------------------------------------------------------                  ---------------------
Mark Manner                                                                       Date
Director

                                 EXHIBIT INDEX

  Exhibit No.                                          Description of Exhibit
  -----------                                          ----------------------
     4.1.1......................Certificate of Incorporation of the Company.  (Incorporated by reference to Exhibit 3.1 filed with the Company's Registration Statement on Form
                                S-1 No. 33-42777, filed with the Securities and Exchange Commission under the Securities Act of 1933, on November 8, 1991.)

     4.1.2......................Certificate of Amendment to Certificate of Incorporation of the Company
                                dated October 31, 1991 (Incorporated by reference to Exhibit 3.2 filed with Amendment No. 2 to the Company's Registration Statement on
                                Form S-1 No. 33-42777, filed with the Securities and Exchange
                                Commission under the Securities Act of 1933, on November 8, 1991.)

     4.1.3......................Certificate of Amendment to Certificate of Incorporation of the Company
                                dated May 14, 1992. (Incorporated by reference to Exhibit 4.1.3 to the
                                Company's Form S-8, filed with the Securities and Exchange
                                Commission under the Securities Act of 1933, on February 17, 1993.)

     4.1.4......................Certificate of Ownership and Merger merging American HomePatient,
                                Inc. into Diversicare Inc. dated May 11, 1994. (Incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-2 No.
                                33-89568, filed with the Securities and Exchange Commission under the
                                Securities Act of 1933.)

     4.1.5......................Certificate of Amendment to Certificate of Incorporation of the Company
                                dated July 8, 1996.  (Incorporated by reference to Exhibit 4.4 to the
                                Company's Form 10-Q filed with the Securities and Exchange
                                Commission on August 14, 1996.)

     4.2........................Bylaws of the Company.  (Incorporated by reference to Exhibit 3.3, filed with the Company's Registration Statement on Form S-1 No. 33-42777
                                filed with the Securities and Exchange Commission under the Securities
                                Act of 1933, on November 8, 1991.)

     4.3.1......................The Company's 1991 Nonqualified Stock Option Plan, as amended.
                                (Incorporated by reference to Exhibit 4.3 filed with the Company's Form
                                S-8 filed May 31, 1995.)

     4.3.2......................Amendment No. 4 to the Company's 1991 Nonqualified Stock Option
                                Plan.  (Incorporated by reference to Exhibit A of Schedule 14A dated
                                April 17, 1995.)

     4.3.3......................Amendment No. 5 to the Company's 1991 Nonqualified Stock Option
                                Plan.  (Incorporated by reference to Exhibit  10.2  filed  with the
                                Company's Form 10-Q filed August 14, 1996.)

  Exhibit No.                                          Description of Exhibit
  -----------                                          ----------------------
     4.3.4......................Amendment No. 6 to the Company's 1991 Nonqualified Stock Option
                                Plan.  (Incorporated by reference to Exhibit A of Schedule 14A dated
                                April 14, 1997.)

     4.3.5......................Amendment No. 7 to the Company's 1991 Nonqualified Stock Option
                                Plan.  (Incorporated by reference to Exhibit 10.1 filed with the
                                Company's Form 10-Q filed may 15, 1998.)

     5..........................Opinion of Harwell Howard Hyne Gabbert & Manner, P.C. (including consent of such counsel).

     23.........................Consent of Harwell Howard Hyne Gabbert & Manner, P.C. (see Exhibit
                                5).